Putnam
                                 Income
                                 Fund

      [photo of ??? SEE PRINTED VERSION]

ANNUAL REPORT
October 31, 1995

                                [Putnam logo]
                    B O S T O N * L O N D O N * T O K Y O

Fund highlights

[arrow] "[Putnam Income Fund's] diversity, foreign exposure, consistent outperformance of its peers, moderate risk, and high yield make it attractive to investors seeking a balanced income fund."
                     -- The Value Line Mutual Fund Survey, September 19, 1995

[arrow] "While the bond market's calm in recent months has been refreshing, it won't stay this way forever. Investors who want broad exposure to the market should seriously consider the corporate-general group, one of the best-diversified bond objectives."
                              -- Morningstar Mutual Funds, September 15, 1995

       CONTENTS

 4     Report from Putnam Management
 8     Fund performance summary
12     Portfolio holdings
21     Financial statements

From the Chairman                                   [photo of George Putnam]
                                                            (C)Karsh, Ottawa

Dear Shareholder:

Putnam Income Fund closed the books on an eventful 12-month period that began at the tag end of one of the sharpest bond market declines on record and ended in the midst of one of the market's strongest rallies. As your fund's management team relates in the report that follows, results for the fiscal year that ended October 31, 1995, were gratifying, especially in contrast to last year's challenges.

Moreover, your fund's managers see evidence suggesting that the current environment, which has been so amenable to fixed-income investments, will continue in the months ahead. Among the favorable factors are prospects for a sustainable pace of economic growth and continued low inflation.

Another cut in short-term interest rates by the Federal Reserve Board and agreement by Congress and the president on a federal budget that reduces the national deficit appear to be reasonable prospects. Both would be greeted warmly by the bond market as your fund enters fiscal 1996.

Respectfully yours,
/s/ George Putnam
George Putnam
Chairman of the Trustees
December 20, 1995

Report from the Fund Managers
Kenneth J. Taubes, lead manager
Rosemary H. Thomsen
D. William Kohli

After beginning the fiscal year in the wake of a significant bond-market decline, Putnam Income Fund rebounded dramatically as U.S. government securities rallied throughout the remainder of the period. The fund's total return of 16.23% for class A shares at net asset value (NAV) outpaced the Lehman Brothers Aggregate Bond Index's 15.65% return over the 12-month period ended October 31, 1995. The fund's class B shares posted a solid 15.46% total return at NAV.

The bond market's surge was a large contributor to your fund's solid performance, but equally important was the diversified investment strategy that enabled your fund to take advantage of the market's more prosperous sectors. Over the fiscal year, your fund employed this investment approach effectively to derive benefit from U.S. Treasury securities, corporate bonds, mortgage-backed securities, and international bonds.

[arrow] LONGER DURATION CAPITALIZES ON FALLING INTEREST RATES

The fund's diversified strategy adds an additional dimension to our ability to manage the portfolio's duration. Duration is a measure of the price sensitivity of a portfolio of bonds to changes in interest rates. Like maturity, with which it is often confused, duration is measured in years.

Early in the fund's fiscal year, we kept the portfolio's duration relatively short to protect the fund's value as long-term interest rates continued to climb. As the current bond-market rally picked up steam in response to slowing economic growth and moderate inflation, investors' fears of inflation gradually dissipated. This, in turn, pushed long-term interest rates lower. At the same time, we extended the portfolio's duration--from approximately 5 years at the start of the fiscal year to just over 6 years on October 31, 1995--in order to capitalize on the interest-rate decline.

Such a strategy does not come without risk: if interest rates had risen, this longer duration might have adversely affected the fund's performance. However, diversification of the portfolio among several sectors--including international bonds--offered your fund a greater degree of value protection in the event that domestic interest rates had turned upward.

[arrow] HIGH-YIELD CORPORATE BONDS BOOST PERFORMANCE

Despite a moderate slowdown in the economy's rate of growth, earnings of American corporations were healthy over the fiscal year. During the period, most companies worked to enhance productivity while effectively controlling costs. As a result, demand for corporate bonds remained strong. For your fund, high-yield holdings performed especially well, led by higher-rated holdings. One security in particular that helped performance was OSI Specialties Inc., a producer of specialty chemicals. Toward the end of the fiscal year, OSI was acquired by Witco, an A-rated company that is tendering for outstanding OSI bonds at a premium.

[arrow] LONGER-TERM TREASURIES GAIN AS INFLATION CONCERNS FADE

As economic growth slowed steadily over the past fiscal year, the Federal Reserve Board reduced the federal funds rate only once. The federal funds rate is the rate at which banks offer overnight loans to one another, and the Fed typically reduces it to stimulate the U.S. economy when growth is stagnating. During the same 12-month period, investors largely overcame their fears of inflation, and, as a result, interest rates on longer-term Treasuries declined considerably.

[typeset representation of bar chart]

CHANGES IN PORTFOLIO COMPOSITION*

                                           10/31/94     10/31/95
Corporate bonds                             46.60        29.30
U.S. government and agency obligations      42.60        55.40
Foreign bonds and notes                      8.8          8.2
Asset-backed securities                      2.3          0
Short-term investments                       2.3          2.1
Collateralized mortgage obligations          1.1          5.1
Other                                        0.3          0.1

*Based on total net assets as of indicated date. Holdings will vary over time.

All of this compelled us to invest your fund's assets more aggressively in Treasuries with maturities ranging between 10 and 30 years. Treasuries typically perform well during bond-market rallies because their values rise as interest rates drop. In the more recent stages of the current rally, Treasuries with longer maturities fared particularly well as long-term interest rates declined, and your portfolio's investments in these securities aided the fund's overall performance substantially.

The fund also benefited from its small position in collateralized mortgage obligations (CMOs). These bonds are backed by mortgage securities that split the cash flows from pools of mortgage loans into various time frames and payment structures. While CMOs may be more difficult to sell than other mortgage-backed securities, they can be very effective in enhancing the fund's dividend income.

[arrow] OUTLOOK: SLOW ECONOMIC GROWTH BODES WELL FOR BONDS

As the fund moves into fiscal 1996, both economic growth and inflation seem to be headed downward. Congress appears increasingly likely to approve a budget that reduces the national deficit, and short-term interest rates remain relatively high--two factors that may constrain economic growth in the coming months. In this environment, we believe the Fed may reduce short-term interest rates in the near future to keep the economy expanding at a productive pace. Although there can be no assurances, all of this suggests a healthy environment for bonds over the short term.

If, as we anticipate, the Fed eases short-term interest rates and benign inflation restrains long-term rates, we will likely maintain the portfolio's longer duration to capitalize on the potential benefits. At the same time, we will carefully monitor the level of prepayments in the mortgage-backed securities market. Prepayments, which diminish the value of mortgage-backed securities, can accelerate as mortgage holders rush to refinance in response to falling long-term interest rates. In such a scenario, we may choose to protect the portfolio's value by shifting to lower-coupon securities or by reducing the fund's allocation to mortgage-backed securities.

[typeset representation of line chart]

LENGTHENING DURATION AS INTEREST RATES FALL

[NEED PLOT POINTS FROM CLIENT]

This graph illustrates that the fund's managers lengthened the portfolio's average duration as the yield on the benchmark 30-year Treasury bond declined. Lengthening duration often entails purchasing longer-term bonds, which typically appreciate more than shorter-term bonds as long-term yields fall. Although this investment strategy was viewed favorably as of 10/31/95, there is no guarantee that this strategy will be successful or that the fund will respond to each long-term interest-rate shift in this fashion.

We believe that the current potency of the dollar relative to major foreign currencies reflects its appropriate value, and that the dollar will continue to strengthen in the near term. Consequently, we plan to maintain existing currency hedges on the fund's international holdings to lock in attractive exchange rates when converting these bonds back into dollars.

Going forward, we will keep abreast of changing market conditions to identify the best value opportunities as we strive to maintain the fund's competitive income and total return.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 10/31/95, there is no guarantee the fund will continue to hold these securities in the future.

Performance summary

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.


Performance should always be considered in light of a fund's investment strategy. Putnam Income Fund is designed for investors seeking high current income consistent with prudent risk, mainly through fixed-income securities.


TOTAL RETURN FOR PERIODS ENDED 10/31/95

                        Class A           Class B            Class M
                       (11/1/54)          (3/1/93)         (12/14/94)
                      NAV      POP      NAV     CDSC      NAV      POP
------------------------------------------------------------------------
1 year               16.23%   10.64%   15.46%   10.46%      --       --
------------------------------------------------------------------------
5 years              68.22    60.15       --       --       --       --
Annual average       10.96     9.88       --       --       --       --
------------------------------------------------------------------------
10 years            152.72   140.58       --       --       --       --
Annual average        9.71     9.18       --       --       --       --
------------------------------------------------------------------------
Life of class           --       --    17.59    14.65    15.43%   11.66%
Annual average          --       --     6.26     5.25       --       --
------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS
ENDED 10/31/95

                               Lehman Bros.
                                 Aggregate       Consumer
                                Bond Index      Price Index
-----------------------------------------------------------
1 year                             15.65%           2.81%
-----------------------------------------------------------
5 years                            58.53           15.13
Annual average                      9.65            2.86
-----------------------------------------------------------
10 years                          157.15           41.40
Annual average                      9.91            3.52
-----------------------------------------------------------
Life of class B                    18.27            7.41
Annual average                      6.49            2.71
-----------------------------------------------------------
Life of class M                    15.90            2.67
-----------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. They do not take into account any adjustment for taxes payable on reinvested distributions or, for class A shares, distribution fees prior to implementation of the class A distribution plan in 1990. Investment returns and net asset value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. POP assumes 4.75% maximum sales charge for class A shares and 3.25% for class M shares. CDSC for class B shares assumes 5% maximum contingent deferred sales charge.

[typeset representation of line chart]

GROWTH OF $10,000 INVESTMENT

                 Fund's Class A    Lehman Brothers          Consumer
                 shares at POP   Aggregate Bond Index     Price Index
10/31/85              9525              10000                10000
10/31/86             10929              11952                10147
10/31/87             11004              12233                10607
10/31/88             12661              13636                11058
10/31/89             14015              15258                11555
10/31/90             14302              16221                12282
10/31/91             16883              18786                12640
10/31/92             18885              20633                13045
10/31/93             21597              23083                13404
10/31/94             20700              22235                13753
10/31/95             24058              25715                14140

Past performance is no assurance of future results. A $10,000 investment in the fund's class B shares at inception on 3/1/93 would have been valued at $11,759 on 10/31/95 ($11,465 with a redemption at the end of the period). A $10,000 investment in the fund's class M shares at commencement of operations on 12/14/94 would have been valued at $11,543 at net asset value on 10/31/95, $11,166 at public offering price.

PRICE AND DISTRIBUTION INFORMATION
12 months ended 10/31/95

                                     Class A       Class B        Class M
----------------------------------------------------------------------------
Distributions:
Number                                 12            12             11
Income(1)                            $0.480        $0.431         $0.432
Capital gains
 Long-term                             --            --             --
 Short-term                            --            --             --
Total                                $0.480        $0.431         $0.432
Share value:                       NAV     POP       NAV       NAV      POP
10/31/94                         $6.53    $6.86    $6.50        --        --
12/14/94                            --       --       --     $6.50     $6.72
(commencement of operations of class M shares)
10/31/95                         $7.07    $7.42    $7.04     $7.04     $7.28
Current return:
End of period
Current dividend rate(1)          6.79%    6.47%    6.14%     6.65%     6.43%
Current 30-day SEC yield(2)       6.05     5.76     5.18      5.77      5.56

(1)Income portion of most recent distribution, annualized and divided by NAV or POP at end of period. (2)Based on investment income, calculated using SEC guidelines.

TOTAL RETURN FOR PERIODS ENDED 9/30/95
(most recent calendar quarter)


                        Class A           Class B           Class M
                       (11/1/54)         (3/1/93)         (12/14/94)
                      NAV      POP      NAV     CDSC     NAV      POP
-----------------------------------------------------------------------
1 year               14.30%    8.85%   13.52%   8.52%      --       --
-----------------------------------------------------------------------
5 years              66.03    58.11       --      --       --       --
Annual average       10.67     9.59       --      --       --       --
-----------------------------------------------------------------------
10 years            152.92   141.01       --      --       --       --
Annual average        9.72     9.20       --      --       --       --
-----------------------------------------------------------------------
Life of class           --       --    15.99   13.08    13.82%   10.10%
Annual average          --       --     5.92    4.88       --       --
-----------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. Investment returns and net asset value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost.

TERMS AND DEFINITIONS

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 4.75% sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Lehman Brothers Aggregate Bond Index is an unmanaged list of investment-grade bonds. The index reflects changes in market prices, assumes reinvestment of all interest payments and does not take into account brokerage commissions or other costs. The index may include bonds different from those in the fund, and may pose different risks than the fund. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Report of independent accountants
For the year ended October 31, 1995

To the Trustees and Shareholders of Putnam Income Fund

We have audited the accompanying statement of assets and liabilities of Putnam Income Fund, including the portfolio of investments owned, as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Income Fund as of October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                     Coopers & Lybrand L.L.P.
Boston, Massachusetts
December 15, 1995

Portfolio of investments owned
October 31, 1995

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (55.4%)*
PRINCIPAL AMOUNT                                                                     VALUE
                 Federal National Mortgage Association 11s,
$    568,780      11s, with various due dates to October 1, 2015              $    637,210
  17,642,959      7s, with various due dates to February 1, 2025                17,494,054
  26,416,181     Dwarf 6s, with various due dates to October 1, 2010            25,779,504
   3,949,156     Graduated Payment Mortgages (GPM) 8s, December 1, 2008          4,125,960
                 Government National Mortgage Association
     643,678      11s, with various due dates to October 15, 2013                  708,244
     544,522      9s, with various due dates to May 15, 2009                       580,084
  69,350,527      7s, with various due dates to September 15, 2025              68,873,392
  45,234,677      6-1/2s, with various due dates to October 15, 2025            43,990,723
  12,689,232     Midgets 6-1/2s, with various due dates to June 15, 2009        12,645,584
  13,156,997     Midgets 6s, with various due dates to June 15, 2009            12,881,488
  13,130,000     TBA 6-1/2s, November 15, 2025+++                               13,039,666
  51,555,000     U.S. Treasury Bonds 11-5/8s, November 15, 2004                 71,323,249
   1,550,000     U.S. Treasury Bonds 8-7/8s, August 15, 2017                     1,991,998
  40,395,000     U.S. Treasury Bonds 8-1/8s, August 15, 2019                    48,625,481
  74,685,000     U.S. Treasury Bonds 7-1/2s, November 15, 2024                  85,327,613
  20,879,000     U.S. Treasury Bonds 7-1/8s, February 15, 2023                  22,732,011
 106,795,000     U.S. Treasury Interest Strips zero %, February 15, 2003        69,510,730
  60,250,000     U.S. Treasury Interest Strips zero %, May 15, 2003             38,585,305
   4,122,000     U.S. Treasury Notes 7-3/4s, February 15, 2001                   4,476,245
  36,585,000     U.S. Treasury Notes 7-3/4s, January 31, 2000                   39,208,876
  57,105,000     U.S. Treasury Notes 7-1/4s, August 15, 2004                    61,833,865
   3,873,000     U.S. Treasury Notes 6-7/8s, March 31, 2000                      4,031,561
  98,845,000     U.S. Treasury Principal Strips zero %, November 15, 2000       73,942,979
------------------------------------------------------------------------------------------
                 Total U.S. Government and Agency Obligations
                  (cost $691,344,482)                                         $722,345,822
------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES (29.3%)*
PRINCIPAL AMOUNT                                                                     VALUE

Advertising (0.1%)
------------------------------------------------------------------------------------------
$    725,000     Outdoor Systems, Inc. sr. notes 10-3/4s, 2003               $     692,375
     500,000     Universal Outdoor, Inc. sub. deb. 11s, 2003                       485,000
                                                                                -----------
                                                                                 1,177,375
                                                                                -----------
Aerospace and Defense (0.2%)
------------------------------------------------------------------------------------------
     750,000     Coltec Industries Inc. sr. notes 9-3/4s, 1999                     765,000
     750,000     K&F Industries Inc. sub. deb. 13-3/4s, 2001                       780,000
   1,000,000     Sequa Corp. sr. notes 9-5/8s, 1999                                972,500
                                                                                -----------
                                                                                 2,517,500
Agriculture (0.1%)
------------------------------------------------------------------------------------------
   2,000,000     PSF Finance (L.P.) sr. exch. notes 12-1/4s, 2004                2,063,500

CORPORATE BONDS AND NOTES
PRINCIPAL AMOUNT                                                                    VALUE

Automotive (0.3%)
 ----------------------------------------------------------------------------------------
$  375,000       Aftermarket Technology Corp. sr. sub. notes 12s, 2004       $  396,563
 3,430,000       Ford Capital BV deb. 9s, 1998                                3,674,936
   450,000       Hayes Wheels International Inc. notes 9-1/4s, 2002             486,000
                                                                              -----------
                                                                              4,557,499
Basic Industrial Products (0.1%)
 ----------------------------------------------------------------------------------------
 1,000,000       Inter-City Products sr. notes 9-3/4s, 2000                     730,000
   925,000       Owens Illinois, Inc. sr. sub. notes 9-3/4s, 2004               959,688
                                                                              -----------
                                                                              1,689,688
Broadcasting (0.3%)
 ----------------------------------------------------------------------------------------
   200,000       Cablevision Systems Corp. sr. sub. deb. 9-7/8s, 2023           207,000
   750,000       Cablevision Systems Corp. sr. sub. reset deb. 10-3/4s,
                  2004                                                          783,750
   750,000       Century Communications Corp. sr. notes 9-1/2s, 2005            755,625
   500,000       CF Cable TV sr. notes 9-1/8s, 2007 (Canada)                    507,500
   950,000       Outlet Broadcasting, Inc. sr. sub. notes 10-7/8s, 2003       1,046,188
   500,000       Paxson Communications Corp. 144A sr. sub. notes
                  11-5/8s, 2002                                                 495,000
 1,285,000       Telewest Communications PLC deb. stepped-coupon zero %,
                  (11s, 10/1/00), 2007 (United Kingdom)++                       759,756
                                                                              -----------
                                                                              4,554,819
Building and Construction (0.2%)
 ----------------------------------------------------------------------------------------
 1,355,000       American Standard, Inc. deb. 9-1/4s, 2016                    1,402,425
   725,000       Scotsman Group, Inc. sr. notes 9-1/2s, 2000                    728,625
                                                                              -----------
                                                                              2,131,050
Business Services (0.1%)
 ----------------------------------------------------------------------------------------
   750,000       Corporate Express, Inc. Ser. B, sr. sub. notes 9-1/8s,
                  2004                                                          746,250
Chemicals (0.6%)
 ----------------------------------------------------------------------------------------
   750,000       Acetex Corp. 144A sr. notes 9-3/4s, 2003                       770,625
 1,000,000       G-I Holdings, Inc. Ser. B, sr. disc. notes zero %, 1998        745,000
   500,000       Huntsman Corp. 1st mtge. 10-5/8s, 2001                         545,000
 3,335,000       Lyondell Petrochemical Co. notes 9-1/8s, 2002                3,741,203
 2,000,000       OSI Specialties Inc. sr. sub. notes 9-1/4s, 2003             2,200,000
                                                                              -----------
                                                                              8,001,828
Computer Equipment (0.1%)
 ----------------------------------------------------------------------------------------
   700,000       Computervision Corp. sr. notes 10-7/8s, 1997                   728,000
   750,000       Unisys Corp. deb. 13-1/2s, 1997                                757,500
                                                                              -----------
                                                                              1,485,500
Conglomerates (0.1%)
 ----------------------------------------------------------------------------------------
 1,000,000       ADT Ltd. sr. sub. notes 9-1/4s, 2003                         1,057,500
   750,000       MacAndrews & Forbes Holdings, Inc. sub. deb. notes 13s,
                  1999                                                          750,938
                                                                              -----------
                                                                              1,808,438
Consumer Non Durables (0.1%)
 ----------------------------------------------------------------------------------------
 1,000,000       Playtex Family Products Corp. sr. sub. notes 9s, 2003          895,000

Electronics and Electrical Equipment (0.1%)
 ----------------------------------------------------------------------------------------
 1,500,000       Amphenol Corp. sr. notes 10.45s, 2001                        1,650,000

13

CORPORATE BONDS AND NOTES
PRINCIPAL AMOUNT                                                                    VALUE

Entertainment (2.8%)
 ----------------------------------------------------------------------------------------
$   750,000      AMC Entertainment, Inc. sr. sub. deb. 12-5/8s, 2002        $    832,500
    500,000      Arizona Charlies Corp. Ser. B, 1st mtge. 12s, 2000              405,000
    500,000      Casino America, Inc. 1st mtge. deb. 11-1/2s, 2001               485,000
    750,000      Cinemark USA sr. notes 12s, 2002                                810,000
  1,000,000      Harrahs Operation Inc. sr. sub. notes 10-7/8s, 2002           1,092,500
    450,000      Lady Luck Gaming Corp. Ser. B, 1st mtge. 10-1/2s, 2001          346,500
    750,000      Mohegan Tribal Gaming 144A sr. notes 13-1/2s, 2002              785,625
 12,025,000      News America Holdings, Inc. sr. notes 12s, 2001              13,433,849
    500,000      Premier Parks, Inc. sr. notes 12s, 2003                         516,250
  5,000,000      Tele-Communications, Inc. sr. deb. 9.8s, 2012                 5,727,800
 10,170,000      Time Warner Inc. deb. 9-1/8s, 2013                           11,021,331
    300,000      Time Warner, Inc. notes 8.18s, 2007                             309,522
    300,000      Time Warner, Inc. notes 8.11s, 2006                             308,589
    150,000      Time Warner, Inc. notes 7.975s, 2004                            154,094
    500,000      Viacom International, Inc. sub. deb. 8s, 2006                   495,000
                                                                              -----------
                                                                              36,723,560
Food and Beverages (0.7%)
 ----------------------------------------------------------------------------------------
    525,000      Canandaigua Wine sr. sub. notes 8-3/4s, 2003                    527,625
  2,000,000      Fresh Del Monte Produce Corp. NV Ser. B, sr. notes,
                  10s, 2003 (Netherland Antilles)                              1,680,000
  5,358,002      Secured Restaurants Trust deb. 10-1/4s, 2000                  6,020,412
    500,000      Stater Brothers sr. notes 11s, 2001                             507,500
                                                                              -----------
                                                                               8,735,537
Forest Products (0.3%)
 ----------------------------------------------------------------------------------------
    500,000      APP International Finance Co. company guaranty 11-3/4s,
                  2005 (Singapore)                                               512,500
    750,000      Domtar, Inc. notes 12s, 2001 (Canada)                           873,750
    100,000      Repap New Brunswick sr. floating rate notes 9-1/4s,
                  2000                                                            99,500
    500,000      Riverwood International Corp. sr. notes 10-3/4s, 2000           528,750
    375,000      Riverwood International Corp. sr. sub. notes 10-3/8s,
                  2004                                                           399,375
  1,000,000      Stone Container Corp. sr. sub. notes 9-7/8s, 2001               990,000
                                                                              -----------
                                                                               3,403,875
Health Care (1.0%)
 ----------------------------------------------------------------------------------------
  4,660,000      Columbia Healthcare Corp. deb. 8.36s, 2024                    5,244,783
    425,000      Graphic Controls Corp. 144A sr. sub. notes 12s, 2005            433,500
  1,000,000      Healthsouth Rehabilitaton sr. sub. notes 9-1/2s, 2001         1,060,000
  1,150,000      Integrated Health Services sr. sub. notes 10-3/4s, 2004       1,219,000
  1,500,000      McGaw, Inc. sr. notes 10-3/8s, 1999                           1,556,250
  2,200,000      Paracelsus Healthcare Corp. sr. sub. notes 9-7/8s, 2003       2,222,000
    350,000      Tenet Healthcare Corp. sr. notes 8-5/8s, 2003                   359,625
    750,000      Total Renal Care Holdings sr. disc. notes
                  stepped-coupon zero %, (12s, 8/15/97), 2004++                  701,250
    615,000      Universal Health Services sr. notes 8-3/4s, 2005                621,150
                                                                              -----------
                                                                              13,417,558
Insurance and Finance (7.1%)
 ----------------------------------------------------------------------------------------
    750,000      AIM Management Group sr. secd. notes 9s, 2003                   761,250
  3,500,000      AMBAC Indemnity Corp. deb. 9-3/8s, 2011                       4,214,630
  1,420,000      American Annuity Group, Inc. sr. sub. notes 11-1/8s,
                  2003                                                         1,526,500
  7,000,000      American Financial Group sub. notes 10-7/8s, 2011             7,239,050
  3,515,000      BAT Capital Corp. 144A med. term notes 6.19s, 2000            3,474,331

14

CORPORATE BONDS AND NOTES
PRINCIPAL AMOUNT                                                                    VALUE

Insurance and Finance (continued)
 ----------------------------------------------------------------------------------------
$ 1,000,000      Banco Rio De La Plata notes, 8-3/4s, 2003(Argentina)        $   767,500
    450,000      Centerbank sub. notes 8-3/8s, 2002                              456,390
    750,000      Chevy Chase Savings Bank Inc. sub. deb. 9-1/4s, 2005            766,875
 10,500,000      Citicorp sub. notes 7-1/8s, 2005                             10,791,690
  1,000,000      Comdata Network, Inc. sr. notes 12-1/2s, 1999                 1,117,500
  8,325,000      Den Danske Bank sub. notes 6.55s, 2003                        8,100,392
 10,000,000      Great Western Financial Corp. notes 6-1/8s, 1998              9,990,900
    750,000      Keystone Group, Inc. sr. secd. notes 9-3/4s, 2003               727,500
  6,300,000      Midlantic Banks deb., 9-7/8s, 1999                            7,072,443
  5,000,000      Orion Capital Corp. sr. notes 9-1/8s, 2002                    5,537,700
  7,700,000      Paine Webber Group Inc. notes 6-1/2s, 2005                    7,261,100
    750,000      Reliance Group Holdings, Inc. sr. notes 9s, 2000                759,375
  8,500,000      Riggs National Corp. sub. deb. 8-1/2s, 2006                   8,840,000
  6,500,000      Scotland International Finance 144A sub. notes 8.85s,
                  2006 (United Kingdom)                                        7,418,125
  5,000,000      Society Bank & Trust Toledo 12-1/2s, 1999                     5,993,750
    750,000      Terra Nova Insurance Holdings sr. notes 10-3/4s, 2005
                  (Bermuda)                                                      810,000
                                                                              -----------
                                                                              93,627,001
Lodging (0.1%)
 ----------------------------------------------------------------------------------------
    500,000      HMH Properties Inc. 144A sr. notes 9-1/2s, 2005                 502,500
    750,000      John Q. Hammons Hotels 1st mtge. notes 8-7/8s, 2004             731,250
                                                                              -----------
                                                                               1,233,750
Metals and Mining (0.6%)
 ----------------------------------------------------------------------------------------
    575,000      Inland Steel Co. 1st mtge. 12s, 1998                            632,500
  1,000,000      Ispat Mexicana, SA 144A notes 10-3/8s, 2001 (Mexico)            880,000
  6,770,000      Noranda Inc. notes 7s, 2005 (Canada)                          6,801,345
                                                                              -----------
                                                                               8,313,845
Oil and Gas (3.5%)
 ----------------------------------------------------------------------------------------
    500,000      Chesapeake Energy Corp. sr. notes 10-1/2s, 2002                 505,000
    750,000      Gulf Canada Resources Ltd. sr. sub. notes 9-5/8s, 2005
                  (Canada)                                                       766,875
  6,600,000      ONEOK Inc. deb. 9.7s, 2019                                    7,621,482
  9,832,000      Parker & Parsley Petro Co. sr. notes 8-7/8s, 2005            10,796,618
 12,500,000      Petro Canada deb. 9-1/4s, 2021 (Canada)                      15,359,375
    750,000      Trans Texas Gas Corp. sr. secd. notes 11-1/2s, 2002             783,750
    500,000      Transcontinental Gas Pipe Line Corp. deb. 9s, 1996              513,875
    750,000      Triton Energy sr. sub. disc. notes stepped-coupon zero
                  % (9-3/4s, 12/15/96), 2000++                                   693,750
  7,745,000      Union Texas Petroleum sr. note 8-3/8s, 2005                   8,295,360
                                                                              -----------
                                                                              45,336,085
Publishing (0.2%)
 ----------------------------------------------------------------------------------------
    425,000      General Media Corp. sr. secd. notes 10-5/8s, 2000               327,250
  1,100,000      Marvel Parent Holdings, Inc. sr. secd. disc. notes zero
                  %, 1998                                                        792,000
    250,000      U.S. Banknote Corp. sr. notes 10.375s, 2002                     195,000
  1,000,000      World Color Press sr. sub. notes 9-1/8s, 2003                 1,015,000
                                                                              -----------
                                                                               2,329,250
Railroad Supply (0.1%)
 ----------------------------------------------------------------------------------------
    750,000      Westinghouse Air Brake sr. notes 9-3/8s, 2005                   783,750

15

CORPORATE BONDS AND NOTES
PRINCIPAL AMOUNT                                                                    VALUE

Retail (2.2%)
 ----------------------------------------------------------------------------------------
$ 1,650,000      County Seat Stores Inc. sr. sub. notes 12s, 2002           $  1,485,000
  8,719,000      K mart Corp. pass-thru certificate Ser. 95-K3, 8.54s,
                  2015                                                         7,868,898
  1,000,000      Loehmanns' Holdings, Inc. sr. notes 10-1/2s, 1997             1,000,000
  5,000,000      May Department Stores Co. notes 9-1/2s, 2021                  6,055,650
    850,000      Revco D.S., Inc. sr. notes 9-1/8s, 2000                         892,500
  1,275,000      Sears, Roebuck & Co. med. term notes 5.91s, 1999              1,261,638
  8,000,000      Sears, Roebuck & Co. med. term notes 9.1s, 2012               9,514,720
    750,000      Waban, Inc. sr. sub. notes 11s, 2004                            768,750
                                                                              -----------
                                                                              28,847,156
Specialty Consumer Products (--%)
 ----------------------------------------------------------------------------------------
    500,000      Herff Jones, Inc. 144A sr. sub. notes 11s, 2005                 517,500

Telecommunications (0.3%)
 ----------------------------------------------------------------------------------------
  1,000,000      Centennial Cellular Corp. sr. notes 8-7/8s, 2001                972,500
  1,500,000      Comcast Cellular Corp. sr. participating notes Ser. A,
                  zero %, 2000                                                 1,147,500
  2,310,000      Dial Call Communication, Inc. Ser. B, sr. disc. notes
                  stepped-coupon zero % (10-1/4s, 12/15/98), 2005++            1,097,250
    750,000      Metrocall, Inc. sr. sub. notes 10-3/8s, 2007                    768,750
    500,000      Rogers Cantel Mobile Inc. deb. 10-3/4s, 2001                    522,500
                                                                              -----------
                                                                               4,508,500
Textiles (0.1%)
 ----------------------------------------------------------------------------------------
  1,000,000      Reeves Industries Inc. bonds 11s, 2002                          980,000

Transportation (1.6%)
 ----------------------------------------------------------------------------------------
 12,350,000      AMR Corp. deb. 9.73s, 2014                                   14,003,295
    300,000      Blue Bird Body Co. Ser. B, sub. deb. 11-3/4s, 2002              307,500
  5,465,000      Southwest Airlines Co. deb. 7-7/8s, 2007                      5,862,032
  1,000,000      Viking Star Shipping sr. secd. notes 9-5/8s, 2003             1,027,500
                                                                              -----------
                                                                              21,200,327
Utilities (6.1%)
 ----------------------------------------------------------------------------------------
  8,690,000      Arkla, Inc. notes 8-7/8s, 1999                                9,218,960
  6,100,000      British Columbia Hydro & Power Auth. deb. 15-1/2s, 2011
                  (Canada)                                                     6,877,750
  9,000,000      British Columbia Hydro & Power Auth. deb. 15s, 2011
                  (Canada)                                                     9,810,000
  5,240,000      Citizens Utilities Co. bonds 7.68s, 2034                      6,002,630
    500,000      Cleveland Electric Illuminating Co. 1st mtge. Ser. B,
                  9-1/2s, 2005                                                   500,000
    750,000      First PV Funding deb. 10.15s, 2016                              759,375
  4,175,000      Gulf States Utilities Co. 1st mtge. bonds 8.7s, 2024          4,369,555
  5,460,799      Midland Cogeneration Ventures deb. 10.33s, 2002               5,733,839
  8,180,000      Public Service Co. of New Hampshire deb. 15.23s, 2000         9,458,125
    100,000      Texas New Mexico Pwr. deb. 12-1/2s, 1999                        112,500
  8,120,000      Texas New-Mexico Power Utilities 1st mtge. 9-1/4s, 2000       8,599,811
 10,800,000      Texas Utilities Co. secd. lease fac. bonds 7.46s, 2015       11,104,344
  7,500,000      Toledo Edison med. term notes 1st mtge. Ser. A, 7.82s,
                  2003                                                         7,184,250
                                                                              -----------
                                                                              79,731,139
 ----------------------------------------------------------------------------------------
                 Total Corporate Bonds and Notes
                  (cost $380,406,537)                                       $382,967,280
 ----------------------------------------------------------------------------------------

FOREIGN GOVERNMENT BONDS AND NOTES (8.2%)*
PRINCIPAL AMOUNT                                                                VALUE
AUD      2,415,000   Australia (Government of) notes 8-3/4s, 2001        $  1,865,688
CAD      5,835,000   Canada (Government of) deb. 9s, 2004                   4,761,847
CAD      6,935,000   Canada (Government of) deb. 8-3/4s, 2005               5,605,318
CAD      5,635,000   Canada (Government of) bonds, 6-1/2 2004               3,931,493
DKK     24,790,000   Denmark (Kingdom of) bonds 9s, 2000                    4,912,189
FRF     42,628,000   France (Government of) OAT deb. 8-1/2s, 2002           9,472,889
FRF     42,860,000   France Treasury bill 7-3/4s, 2000                      9,177,702
DEM     12,495,000   Germany (Republic of) bonds 7-3/8s, 2005               9,403,408
DEM      3,450,000   Germany (Republic of) bonds 6-7/8s, 2005               2,519,223
DEM      9,580,000   Germany (Republic of) bonds 6-1/4s, 2024               6,015,982
ITL  8,430,000,000   Italy (Government of) bonds 12s, 2003                  5,433,706
ITL  6,145,000,000   Italy (Government of) bonds 10-1/2s, 2005              3,630,249
ITL  4,185,000,000   Italy (Government of) notes 8-1/2s, 1999               2,444,994
NLG     10,220,000   Netherlands (Government of) bonds 9s, 2000             7,366,116
USD      8,600,000   Quebec (Province of) Canada deb.13s, 2013             10,427,500
ESP    642,300,000   Spain (Government of) bonds 10.833s, 2000              5,570,706
GBP      2,735,000   United Kingdom Treasury bonds 7-1/2s, 2006             4,187,828
GBP      6,390,000   United Kingdom Treasury notes 7s, 2001                 9,815,272
-------------------------------------------------------------------------------------
                     Total Foreign Government Bonds and Notes (cost
                       $104,233,119)                                     $106,542,110
-------------------------------------------------------------------------------------

COLLATERALIZED MORTGAGE OBLIGATIONS (5.1%)*
PRINCIPAL AMOUNT                                                                      VALUE
$ 4,014,436      Chase Mortgage Finance Corp. Interest Strip Ser. 93-3,
                  Class B13, 7.461s, 2024                                       $ 2,654,633
  4,385,857      Housing Securities Inc. Ser. 91-B, Class B6, 9s, 2006            4,349,796
    677,464      Housing Securities Inc. Ser. 93-J, Class J4, 6.66s, 2009           565,894
    322,602      Housing Securities Inc. Ser. 93-J, Class J5, 6.66s, 2009           230,660
    535,714      Housing Securities Inc. Ser. 94-1, Class AB1, 6-1/2s, 2009         436,607
  8,761,526      Nationsbank of Texas N.A. 144A secd. notes, Ser. 1995-1,
                  7.7s, 1999                                                      8,757,496
  2,324,264      Prudential Home Loan Corp. Ser. 92-25, Class B3, 8s, 2022        1,860,138
    456,341      Prudential Home Mortgage Securities 144A Ser. 94-31, Class
                  B4, 8s, 2009                                                      320,152
  7,665,108      Prudential Home Mortgage Securities 144A Ser. 94-A Class
                  4B, 6.8s, 2024                                                  7,100,275
  2,247,975      Prudential Home Mortgage Securities 144A Ser. 94-D Class
                  3B, 6.31s, 2009                                                 2,055,036
  2,675,569      Prudential Home Mortgage Securities 144A Ser. 94-D Class
                  B4, 6.312s, 2009                                                2,206,083
 11,493,758      Prudential Home Mortgage Securities 144A Ser. 95-C, Class
                  B1, 7.84s, 2001                                                11,471,741
  2,637,563      Prudential Home Mortgage Securities Ser. 92-13 Class B3,
                  7-1/2s, 2007                                                    2,232,450
  3,365,309      Prudential Home Mortgage Securities Ser. 93-31, Class B2,
                  6s, 2000                                                        2,566,049
  3,259,726      Prudential Home Mortgage Securities Ser. 93-36, Class M,
                  7-1/4s, 2023                                                    3,206,246
  6,980,106      Prudential Home Mortgage Securities Ser. 93-B, Class 5B,
                  7.8366s, 2023                                                   4,284,040
  7,930,801      Prudential Home Mortgage Securities Ser. 93-D, Class 2B,
                  7.1082s, 2023                                                   7,222,736
  3,978,722      Prudential Home Mortgage Securities Ser. 93-E, Class 5B,
                  7.3935s, 2023                                                   2,282,792
    712,431      Prudential Home Mortgage Securities Ser. 94-31, Class B3,
                  8s, 2009                                                          608,906

COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
PRINCIPAL AMOUNT                                                                              VALUE
$1,816,417         Travelers Mortgage Security Corp. coll. oblig. Ser. 84-1, 12s,
                    2014                                                                $ 2,008,276
 --------------------------------------------------------------------------------------------------
                   Total Collateralized Mortgage Obligations
                    (cost $64,547,032)                                                  $66,420,006
 --------------------------------------------------------------------------------------------------
UNITS (0.1%)*
NUMBER OF UNITS                                                                               VALUE
      40           Celcaribe S.A. 144A units stepped-coupon zero % (13-1/2s,
                    3/15/98), 2004++                                                    $   358,000
     500           ICF Kaiser International, Inc. sr. sub. units 12s, 2003                  470,000
 --------------------------------------------------------------------------------------------------
                   Total Units (cost $860,000)                                          $   828,000
 --------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS AND NOTES (COST $300,950)(--%)*
PRINCIPAL AMOUNT                                                                              VALUE
$270,000           Riverwood International Corp. sub. notes 6-3/4s, 2003                $   297,000

PURCHASED OPTIONS OUTSTANDING (--%)
CONTRACT                                               EXPIRATION DATE/
AMOUNT                                                   STRIKE PRICE          VALUE
ITL  12,943,300,000   Italian (Government of) deb.      January 95/ITL
                        10-1/2s, 2005                   94.25               $122,844
DEM       9,440,000   U.S. Dollar In Exchange           December 95/DEM
                        For Deutschemarks               1.49                  26,432
DEM       8,200,000   U.S. Dollars In Exchange          December 95/DEM
                        for Japanese Yen                102.5                122,180
 ------------------------------------------------------------------------------------
                      Total Purchased Options (cost $392,689)               $271,456
 ------------------------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCKS (COST $300,625)(--%)*
NUMBER OF SHARES                                      VALUE
5,000     Granite Broadcasting $1.938 cv.
           pfd.                                  $ 257,500

WARRANTS (cost $1,150)(--%)*+
NUMBER OF                      EXPIRATION
WARRANTS                           DATE             VALUE
115          General Media
              Corp.              12/31/00          $ 1,150
 --------------------------------------------------------

SHORT-TERM INVESTMENTS (2.1%)*
PRINCIPAL AMOUNT                                                             VALUE
$ 25,000,000      Federal Home Loan Bank 5.6s, January 22, 1996     $   24,864,132
   3,002,000      Interest in $357,916,000 joint repurchase
                  agreement dated October 31, 1995 with Lehman
                  Brothers, Inc. due November 1, 1995 with
                  respect to various U.S Treasury
                  Bonds--maturity value of $3,002,489 for an
                  effective yield of 5.86%                               3,002,489
 ---------------------------------------------------------------------------------
                 Total Short-Term Investments (cost $27,866,621)    $   27,866,621
 ---------------------------------------------------------------------------------
                 Total Investments (cost $1,267,253,195)***         $1,307,796,945
 ---------------------------------------------------------------------------------

  * Percentages indicated are based on net assets of $1,304,850,227.

 ++ The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin receiving interest at this rate.

+++ TBA's are mortgage backed securities traded under delayed delivery commitments, settling after October 31, 1995. Although the unit price for the trades has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 2.0% from the principal amount. Income on the securities will not be earned until settlement date. The cost of TBA purchases held at October 31, 1995 was $13,064,350.

*** The aggregate identified cost for federal income tax purposes is $1,267,502,447, resulting in gross unrealized appreciation and depreciation of $52,235,334 and $11,940,836, respectively, or net unrealized appreciation of $40,294,498.

144A after the name of a security represents those exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Forward Cross Currency Contracts Outstanding at October 31, 1995
(aggregate face value $20,942,508)

                                                                                    Unrealized
                           Market         Currency          Market     Delivery    Appreciation/
Currency Purchased         Value            Sold            Value        Date     (Depreciation)
 -----------------------------------------------------------------------------------------------
British Pounds          $ 3,625,644      Deutschemarks   $ 3,606,761   12/13/95      $  18,883
British Pounds            5,092,412      Deutschemarks     5,199,809    12/5/95       (107,397)
Danish Krona              3,056,017      Deutschemarks     3,057,771   12/13/95         (1,754)
Swedish Krona             2,814,292      Deutschemarks     2,783,029   12/13/95         31,263
Deutschemarks             4,696,997      French Francs     4,696,997   12/13/95             --
 -----------------------------------------------------------------------------------------------
Total Cross
Forward Currency
Contracts
Outstanding             $19,255,853                      $19,373,877                 $ (59,005)
 -----------------------------------------------------------------------------------------------

Forward Currency Contracts To Buy Outstanding at October 31,1995
                                                                 Unrealized
                          Market       Aggregate    Delivery    Appreciation
                           Value      Face Value      Date    (Depreciation)
----------------------------------------------------------------------------
Australian Dollar       $ 5,890,202   $ 5,857,856   12/13/95     $  32,346
Canadian Dollars          7,898,944     7,890,166   12/13/95         8,778
Deutschmarks             20,710,135    20,224,903   12/13/95       485,232
Japanese Yen             18,273,343    18,701,780   12/14/95      (428,437)
Japanese Yen              1,476,693     1,493,340   12/13/95       (16,647)
New Zealand Dollars       1,998,467     1,994,019   12/13/95         4,448
Spanish Peseta            3,093,334     2,986,463   12/13/95       106,871
Swedish Krona             3,034,838     2,794,050   12/13/95       240,788
----------------------------------------------------------------------------
Total Forward
Currency Contracts
To Buy                  $62,375,956   $61,942,577                $ 433,379
----------------------------------------------------------------------------

Forward Currency Contracts To Sell Outstanding at October 31,1995

                                                                            Unrealized
                            Market         Aggregate        Delivery       Appreciation
                            Value         Face Value          Date        (Depreciation)
----------------------------------------------------------------------------------------
British Pounds           $ 5,022,777      $ 5,023,090       12/13/95        $       313
Canadian Dollars           7,042,789        6,955,927       12/13/95            (86,862)
Danish Krona               1,775,568        1,752,168       12/13/95            (23,400)
Deutschemarks             20,884,423       20,107,457       12/13/95           (776,966)
French Francs              6,840,185        6,591,828       12/13/95           (248,357)
Italian Lira               4,380,120        4,287,491       12/13/95            (92,629)
Japanese Yen              19,056,864       19,250,003       12/13/95            193,139
Netherland Guilders        7,509,900        7,169,394       12/13/95           (340,506)
Spanish Peseta             4,733,861        4,544,208       12/13/95           (189,653)
Swiss Francs               5,306,086        5,237,176       12/13/95            (68,910)
----------------------------------------------------------------------------------------
Total Forward
Currency
Contracts
To Sell                  $82,552,573      $80,918,742                       $(1,633,831)
----------------------------------------------------------------------------------------

Written Options Outstanding (Premium received $40,592)

Contract                                         Expiration Date/
Amount                                             Strike Price       Value
 ---------------------------------------------------------------------------
$9,440,000      U.S. Dollars In Exchange
                For Deutschemarks                December 95/1.565   $4,248

    The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities
October 31, 1995


Assets
----------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost $1,267,253,195) (Note 1)   $1,307,796,945
----------------------------------------------------------------------------------------------
Cash                                                                                 1,550,254
----------------------------------------------------------------------------------------------
Interest and other receivables                                                      21,833,430
----------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                               3,210,032
----------------------------------------------------------------------------------------------
Receivable for securities sold                                                         550,015
----------------------------------------------------------------------------------------------
Receivable for open forward currency contracts                                       1,134,958
----------------------------------------------------------------------------------------------
Receivable for closed forward currency contracts                                       866,093
----------------------------------------------------------------------------------------------
Total assets                                                                     1,336,941,727
----------------------------------------------------------------------------------------------

Liabilities
----------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                   18,731
----------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                           1,320,468
----------------------------------------------------------------------------------------------
Payable for securities purchased                                                    23,048,841
----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                         1,830,611
----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                             835,351
----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                             2,120
----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                              765
----------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                 415,048
----------------------------------------------------------------------------------------------
Payable for closed forward currency contracts                                        1,757,843
----------------------------------------------------------------------------------------------
Payable for open forward currency contracts                                          2,394,415
----------------------------------------------------------------------------------------------
Payable for written options outstanding at value (premium received $40,592)              4,248
----------------------------------------------------------------------------------------------
Other accrued expenses                                                                 463,059
----------------------------------------------------------------------------------------------
Total liabilities                                                                   32,091,500
----------------------------------------------------------------------------------------------
Net assets                                                                       1,304,850,227
----------------------------------------------------------------------------------------------

Represented by
----------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                  1,274,797,689
----------------------------------------------------------------------------------------------
Undistributed net investment income                                                    480,823
----------------------------------------------------------------------------------------------
Accumulated net realized loss on investments                                        (9,773,989)
----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and liabilities in
foreign currencies                                                                  39,345,704
----------------------------------------------------------------------------------------------
Total--Representing net assets applicable to capital shares outstanding          1,304,850,227
----------------------------------------------------------------------------------------------
Computation of net asset value and offering price
----------------------------------------------------------------------------------------------
Net asset value and redemption price of class A shares ($928,995,099 divided
by 131,441,436 shares)                                                                   $7.07
----------------------------------------------------------------------------------------------
Offering price per share (100/95.25 of $7.07)*                                           $7.42
----------------------------------------------------------------------------------------------
Net asset value and offering price of class B shares ($260,768,842 divided by
37,033,317 shares)+                                                                      $7.04
----------------------------------------------------------------------------------------------
Net asset value and redemption price of class M shares ($7,672,724 divided by
1,090,119 shares)                                                                        $7.04
----------------------------------------------------------------------------------------------
Offering price per share (100/96.75 of $7.04)*                                           $7.28
----------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price of class Y shares
($107,413,562 divided by 15,203,548)                                                     $7.07
----------------------------------------------------------------------------------------------

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

+ Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

  The accompanying notes are an integral part of these financial statements.

Statement of operations
Year ended October 31, 1995

Investment income:
---------------------------------------------------------------------------
Interest income (net of foreign tax of $157,100)               $ 87,961,594
---------------------------------------------------------------------------
Dividend income                                                      23,054
---------------------------------------------------------------------------
Total investment income                                          87,984,648
---------------------------------------------------------------------------

Expenses:
 --------------------------------------------------------------------------
Compensation of Manager (Note 2)                                  5,587,152
---------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                    2,706,237
---------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                    30,136
---------------------------------------------------------------------------
Reports to shareholders                                             285,807
---------------------------------------------------------------------------
Auditing                                                             80,052
---------------------------------------------------------------------------
Legal                                                                23,662
---------------------------------------------------------------------------
Postage                                                             160,183
---------------------------------------------------------------------------
Registration fees                                                    36,470
---------------------------------------------------------------------------
Administrative services (Note 2)                                     24,934
---------------------------------------------------------------------------
Distribution fees--Class A (Note 2)                               2,102,131
---------------------------------------------------------------------------
Distribution fees--Class B (Note 2)                               2,070,629
---------------------------------------------------------------------------
Distribution fees--Class M (Note 2)                                  11,718
---------------------------------------------------------------------------
Total expenses                                                   13,119,111
---------------------------------------------------------------------------
Expense reduction (Note 2)                                         (335,771)
---------------------------------------------------------------------------
Net expenses                                                     12,783,340
---------------------------------------------------------------------------
Net investment income                                            75,201,308
---------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                  8,548,250
---------------------------------------------------------------------------
Net realized gain on options written (Notes 1 and 3)                  6,979
---------------------------------------------------------------------------
Net realized loss on forward currency contracts and foreign
currency translation (Notes 1 and 3)                             (3,870,813)
---------------------------------------------------------------------------
Net unrealized depreciation on forward currency contracts
and foreign currency translation during the year                 (1,348,570)
---------------------------------------------------------------------------
Net unrealized appreciation of investments during the year       88,559,036
---------------------------------------------------------------------------
Net gain on investments                                          91,894,882
---------------------------------------------------------------------------
Net increase in net assets resulting from operations           $167,096,190
---------------------------------------------------------------------------

    The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

                                                                    Year ended October 31
                                                                 ----------------------------
                                                                        1995            1994
---------------------------------------------------------------------------------------------
Increase in net assets
---------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------
Net investment income                                         $   75,201,308    $ 66,072,568
---------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and foreign currency
transactions                                                       4,684,416     (25,806,780)
---------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments and
assets and liabilities in foreign currencies                      87,210,466     (82,289,716)
---------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                       167,096,190     (42,023,928)
---------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------
From net investment income:
---------------------------------------------------------------------------------------------
Class A                                                          (59,477,655)    (47,375,900)
---------------------------------------------------------------------------------------------
Class B                                                          (13,155,239)     (7,956,796)
---------------------------------------------------------------------------------------------
Class M                                                             (154,150)
---------------------------------------------------------------------------------------------
Class Y                                                           (4,389,552)       (102,586)
---------------------------------------------------------------------------------------------
From net realized gain on investments
---------------------------------------------------------------------------------------------
Class A                                                                   --      (4,676,705)
---------------------------------------------------------------------------------------------
Class B                                                                   --        (769,008)
---------------------------------------------------------------------------------------------
Class Y                                                                   --          (9,159)
---------------------------------------------------------------------------------------------
From paid-in capital
---------------------------------------------------------------------------------------------
Class A                                                                   --      (9,350,410)
---------------------------------------------------------------------------------------------
Class B                                                                   --      (1,570,072)
---------------------------------------------------------------------------------------------
Class Y                                                                   --         (20,789)
---------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                256,127,530     165,536,853
---------------------------------------------------------------------------------------------
Total increase in net assets                                     346,047,124      51,681,500
Net assets
---------------------------------------------------------------------------------------------
Beginning of year                                                958,803,103     907,121,603
---------------------------------------------------------------------------------------------
End of year (including undistributed net investment income
and distributions in excess of net investment income of
$480,823 and $153,320, respectively)                          $1,304,850,227    $958,803,103
---------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of these financial statements.

Financial highlights
(For a share outstanding throughout the period)

                                                    June 16,
                                                      1994         December 14,
                                                 (commencement         1994
                                        Year           of         (commencement       Year
                                       ended       operations)          of           ended         Year
                                      October      to October      operations)      October        ended
                                         31            31         to October 31        31       October 31
-----------------------------------------------------------------------------------------------------------
                                        1995          1994+            1995           1995         1994
-----------------------------------------------------------------------------------------------------------
                                      Class Y                        Class M                      Class B
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of
period                                   $6.52           $6.72            $6.50        $6.50          $7.34
-----------------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------------
Net investment income                      .47            .19             .43            .42            .48
-----------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investments                      .57           (.21)            .54            .55           (.83)
-----------------------------------------------------------------------------------------------------------
Total from investment operations          1.04           (.02)            .97            .97           (.35)
-----------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------
From net investment income                (.49)          (.16)           (.43)          (.43)          (.38)
-----------------------------------------------------------------------------------------------------------
In excess of net investment
income                                      --              --               --           --             --
-----------------------------------------------------------------------------------------------------------
From net realized gain on
investments                                 --           (.02)               --           --           (.04)
-----------------------------------------------------------------------------------------------------------
From paid-in capital                        --              --               --           --           (.07)
-----------------------------------------------------------------------------------------------------------
Total distributions                       (.49)          (.18)           (.43)          (.43)          (.49)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $7.07          $6.52           $7.04          $7.04          $6.50
-----------------------------------------------------------------------------------------------------------
Total investment return at net
asset value (%)(a)                       16.65           (.35)(b)       15.43(b)       15.46          (4.98)
-----------------------------------------------------------------------------------------------------------
Net assets, end of period (in
thousands)                            $107,414         $7,517          $7,673       $260,769       $169,501
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average net
assets (%)(c)                              .86            .24(b)         1.19(b)        1.80           1.59
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income to
average net assets (%)                    7.14           2.91(b)         5.17(b)        6.14           6.40
-----------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  169.29         128.82          169.29         169.29         128.82
-----------------------------------------------------------------------------------------------------------


        March 1,
          1993
     (commencement
           of
       operations
       to October
           31                         Year ended October 31
---------------------------------------------------------------------------
          1993*         1995       1994       1993       1992       1991
---------------------------------------------------------------------------
         Class B                             Class A
---------------------------------------------------------------------------
         $7.19          $6.53       $7.36        $6.97      $6.80     $6.35
---------------------------------------------------------------------------

           .28            .47         .54          .56        .60       .64
---------------------------------------------------------------------------

           .22            .55        (.84)         .40        .18       .45
---------------------------------------------------------------------------
           .50           1.02        (.30)         .96        .78      1.09
---------------------------------------------------------------------------

---------------------------------------------------------------------------
          (.35)          (.48)       (.41)        (.56)      (.61)     (.64)
---------------------------------------------------------------------------
            --             --          --         (.01)        --        --
---------------------------------------------------------------------------

            --             --        (.04)          --         --        --
---------------------------------------------------------------------------
            --             --        (.08)          --         --        --
---------------------------------------------------------------------------
          (.35)          (.48)       (.53)        (.57)      (.61)     (.64)
---------------------------------------------------------------------------
         $7.34          $7.07       $6.53        $7.36      $6.97     $6.80
---------------------------------------------------------------------------

          7.18(b)       16.23       (4.16)       14.36      11.86     18.05
---------------------------------------------------------------------------

       $92,832       $928,995    $781,784     $814,289   $633,135  $504,708
---------------------------------------------------------------------------

          1.03(b)        1.05         .83         .77         .97       .91
---------------------------------------------------------------------------

          4.37(b)        6.91        7.10        7.71        8.62      9.66
---------------------------------------------------------------------------
        129.95         169.29      128.82      129.95      146.66     84.39
---------------------------------------------------------------------------

  * Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Not annualized.

(c) The ratio of expenses to average net assets for the year ended October 31, 1995 includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (See Note 2).

Notes to financial statements
October 31, 1995

Note 1
Significant accounting policies

The fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Putnam Income Fund seeks high current income consistent with what Putnam Management believes to be prudent risk. The fund invests in a portfolio of debt securities, both government and corporate obligations, preferred stocks and dividend-paying common stocks.

The fund offers class A, class B, class M and class Y shares. The fund commenced its public offering of class M shares on December 14, 1994. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and may be subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25%, and an ongoing distribution fee that is higher than class A shares and lower than class B shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A and class B shares, but do not bear a distribution fee. Class Y shares are sold only to defined contribution plans with an initial investment of $250 million in a combination of Putnam funds and other investments managed by Putnam. Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported--as in the case of some securities traded over-the-counter--the last reported bid price, except that certain U.S. government obligations are stated at the mean between the last reported bid and asked prices. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments are stated at fair market value following procedures approved by the Trustees. Market quotations are not considered to be readily available for certain long-term corporate bonds and notes; such investments are stated at fair value on the basis of valuations furnished by a pricing service, approved by the Trustees, which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account, along with the cash of other registered investment companies managed by Putnam Investment Management, Inc. (Putnam Management), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc., and certain other accounts. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Discount on zero-coupon, original issue and stepped-coupon bonds is accreted according to the effective yield method.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized gains and losses on foreign currency transactions arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Futures and options contracts The fund may use futures and option contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

H) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The maximum potential loss from forward currency contracts is the aggregate face value in U.S. dollars at the time the contract was opened. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

I) TBA purchase commitments The fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitment will not fluctuate more than 2% from the principal amount. The fund holds and maintains until the settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund enters into offsetting contracts for the forward sale of other securities it owns. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

J) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held and for excise tax on income and capital gains.

At October 31, 1995, the fund had a capital loss carryover of approximately $9,954,000, available to offset future realized capital gains, if any. This amount will expire October 31, 2002.

K) Distributions to shareholders Distributions to shareholders are recorded by the fund on the ex-dividend date. At certain times, the fund may pay a distribution at a level rate even though, as a result of market conditions or investment decisions, the fund may not achieve projected investment results for a given period. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of realized and unrealized gains and losses on forward currency contracts and certain options contracts, losses on wash sale transactions, market discount, amortization of bond premium and paydown gains and losses on mortgage backed securities. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

For the year ended October 31, 1995 the fund reclassified $2,609,431 to increase undistributed net investment income, $2,029,372 to decrease accumulated net realized loss and $4,638,803 to decrease paid-in-capital. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative services, and other transactions

Compensation of Putnam Management, for management and investment advisory services, is paid quarterly based on the average net assets of the fund for the quarter. Up until April 6, 1995 the fund accrued its expenses at the following rates: 0.50% of the first $100 million of average net assets, 0.40% of the next $100 million, and 0.35% of any amount over $200 million. Effective April 6, 1995 the shareholders of the fund approved the new rates as follows: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million and 0.45% on the next $5 billion, subject, under current law, to reduction in any year to the extent that expenses (exclusive of brokerage, interest and taxes) of the fund exceed 2.5% of the first $30 million of average net assets, 2% of the next $70 million and 1.5% of any amount over $100 million and by the amount of certain brokerage commissions and fees (less expenses) received by affiliates of Putnam Management on the fund's portfolio transactions.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Trustees of the fund receive an annual Trustee's fee of $2,310, and an additional fee for each Trustees' meeting attended. Trustees who are not interested persons of the Manager and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

During the year ended October 31, 1995, the fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in the fund or in other Putnam funds until distribution in accordance with the Plan.

Custodial functions for the fund are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended October 31, 1995, fund expenses were reduced by $335,771 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the offset arrangements in an income-producing asset if it had not entered into such arrangements.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00% and 0.50% of the average net assets attributable to class A, class B and class M shares respectively.

For the year ended October 31, 1995, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $224,218 and $6,200 from the sale of class A and class M shares, respectively, and there was $527,897 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended October 31, 1995, Putnam Mutual Funds Corp., acting as underwriter received $35,691 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended October 31, 1995, purchases and sales of investment securities other than U.S. government obligations and short-term investments aggregated $769,162,004 and $506,621,723, respectively. Purchases and sales of U.S. government obligations aggregated $ 1,265,126,692 and $1,279,120,859, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Written option transactions during the year are summarized as follows:

                                                       Contract       Premiums
                                                        Amount        Received
-------------------------------------------------------------------------------
Contracts outstanding at the beginning of the year   $         --    $      --
-------------------------------------------------------------------------------
Options written                                        42,083,000      476,526
-------------------------------------------------------------------------------
Options expired                                       (11,675,000)    (159,167)
-------------------------------------------------------------------------------
Options closed                                        (20,968,000)    (276,767)
-------------------------------------------------------------------------------
Open at end of year                                  $  9,440,000    $  40,592
-------------------------------------------------------------------------------

Note 4
Capital shares

At October 31, 1995, there was an unlimited number of shares of beneficial interest authorized, divided into four classes, Class A, Class B, Class M and Class Y capital shares. Transactions in capital shares were as follows:

                                            Year ended October 31
                         ------------------------------------------------------------
                                     1995                            1994
-------------------------------------------------------------------------------------
Class A                     Shares         Amount          Shares          Amount
-------------------------------------------------------------------------------------
Shares sold               39,283,827   $ 266,565,707     31,071,956     $ 214,853,509
Shares issued in
connection with
reinvestment of
distributions              5,503,114      37,189,815      5,167,159        35,507,760
-------------------------------------------------------------------------------------
                          44,786,941     303,755,522     36,239,115       250,361,269
Shares repurchased       (33,147,718)   (224,093,082)   (27,111,480)     (186,902,217)
-------------------------------------------------------------------------------------
Net increase              11,639,223   $  79,662,440      9,127,635     $  63,459,052
-------------------------------------------------------------------------------------

                                       Year ended October 31
                      --------------------------------------------------------
                                 1995                         1994
------------------------------------------------------------------------------
Class B                 Shares         Amount        Shares         Amount
------------------------------------------------------------------------------
Shares sold           16,956,756   $114,910,859    18,515,636    $129,108,330
Shares issued in
connection with
reinvestment of
distributions          1,224,911      8,266,102       933,338       6,364,405
------------------------------------------------------------------------------
                      18,181,667    123,176,961    19,448,974     135,472,735
Shares repurchased    (7,208,649)   (48,605,023)   (6,037,739)    (41,087,937)
------------------------------------------------------------------------------
Net increase          10,973,018   $ 74,571,938    13,411,235    $ 94,384,798
------------------------------------------------------------------------------

                                                        December 14, 1995
                                                          (commencement
                                                         of operations)
                                                          to October 31
                                                     -----------------------
                                                              1995
----------------------------------------------------------------------------
Class M                                               Shares       Amount
----------------------------------------------------------------------------
Shares sold                                         1,145,112    $7,921,807
Shares issued in
connection
with reinvestment of
distributions                                          18,171       125,903
----------------------------------------------------------------------------
                                                    1,163,283     8,047,710
Shares repurchased                                    (73,164)     (509,587)
----------------------------------------------------------------------------
Net increase                                        1,090,119    $7,538,123
----------------------------------------------------------------------------

                                                        June 16, 1994
                                                        (commencement
                                                       of operations)
                        Year ended October 31            October 31
                       -------------------------   -----------------------
                                 1995                       1994
--------------------------------------------------------------------------
Class Y                 Shares         Amount       Shares       Amount
--------------------------------------------------------------------------
Shares sold           16,554,420   $111,509,264   1,200,448    $8,010,460
Shares issued in
connection with
reinvestment of
distributions            637,485      4,389,491      20,094       132,534
--------------------------------------------------------------------------
                      17,191,905    115,898,755   1,220,542     8,142,994
Shares repurchased    (3,140,797)   (21,543,726)    (68,102)     (449,991)
--------------------------------------------------------------------------
Net increase          14,051,108   $ 94,355,029   1,152,440    $7,693,003
--------------------------------------------------------------------------

Federal tax information

The Form 1099 you receive in January 1996 will show the tax status of all distributions paid to your account in calendar 1995.

Our commitment to quality service

[arrow] CHOOSE AWARD-WINNING SERVICE
Putnam Investor Services has won the DALBAR Quality Tested Service Seal for the past five years. In 1994, over 80,000 tests of 55 shareholder service components demonstrated that Putnam outperformed the industry standard in every category.

[arrow] HELP YOUR INVESTMENT GROW
Set up a systematic program for investing with as little as $25 a month from a Putnam money market fund or from your checking or savings account.*

[arrow] SWITCH FUNDS EASILY
You can move money from one account to another with the same class of shares without a service charge. (This privilege is subject to change or termination.)

[arrow] ACCESS YOUR MONEY QUICKLY
You can get checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares.

For details about any of these or other services, contact your financial advisor or call the toll-free number shown below and speak with a helpful Putnam representative.

To make an additional investment in this or any other Putnam fund, contact your financial advisor or call our toll-free number: 1-800-225-1581.

*Regular investing, of course, does not guarantee a profit or protect against a loss in a declining market.

Fund information

INVESTMENT MANAGER
Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES
Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN
Putnam Fiduciary Trust Company

LEGAL COUNSEL
Ropes & Gray

INDEPENDENT
ACCOUNTANTS
Coopers & Lybrand L.L.P.

TRUSTEES
George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
Eli Shapiro
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS
George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

Alan J. Bankart
Vice President

Kenneth J. Taubes
Vice President and Fund Manager

Rosemary H. Thomsen
Vice President and Fund Manager

D. William Kohli
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

John D. Hughes
Vice President and Treasurer

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll free: 1-800-225-1581.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal amount invested.

35
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PUTNAM INVESTMENTS                                                 Bulk Rate
  The Putnam Funds                                              U.S. Postage
  One Post Office Square                                                PAID
  Boston, Massachusetts 02109                                         Putnam
                                                                 Investments

21698-004/312/510   12/95